Annual Meeting of Shareholders Presentation by Robert G. Schoenberger Chairman, Chief Executive Officer & President Exhibit 99.1 April 22, 2015

Safe Harbor Provision
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems;
publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and
Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's
Annual Report on Form 10-K for the year ended December 31, 2014.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-
looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

2 Unitil Corporation Unitil Corporation is a Public Utility Holding Company with utility operations in Maine, New Hampshire and Massachusetts serving 180,000 gas and electric customers

Generating Financial Results 3 Earnings Per Share 12% CAGR Earnings per share has grown at a 12% annual rate since 2012 $1.43 $1.57 $1.79 2012 2013 2014

Market Outperformance 4 Unitil 5-year total return of 106% versus 105% for S&P 500 and 87% for S&P Utility -20% 0% 20% 40% 60% 80% 100% 120% Unitil S&P 500 S&P Utility Index 140% 5-Year Total Return

Worldwide Electricity Prices

Electricity prices in the USA remain very competitive compared to worldwide electricity prices
2014 prices in US $/kWh
Source: IEA
Worldwide Electricity Prices
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50

Worldwide Natural Gas Prices 6 LNG/natural gas prices in the USA are well below worldwide LNG/natural gas prices April 2015 LNG prices in US $/MMBtu Source: FERC.gov

Approximately 100+ years of domestic natural gas supply U.S. Shale Plays Domestic Natural Resources 7 The United States ranks first in oil and gas production worldwide

U.S. Electricity Prices 8 December 2014 prices in US cents/kWh Source: EIA

Gas Growth Potential
9
Only 60% penetration on existing
distribution system means more room
to grow
Expansion into adjacent service areas
provides new opportunities for growth
each year
Convenient, clean, efficient and low
cost natural gas is attracting more and
more  commercial and industrial high
volume users
The increasing demand for natural
gas in our service areas provides
favorable conditions for growth

1    Poland New Service Area
2    Wells Extension
3    Lewiston Extension
10
New Service Areas
1
2
3
4
5
Gas Expansion Opportunities Provide Years of Above Industry Average Customer Growth
4    Brentwood New Service Area
5    Dover Extension
6    Hampton Extension

Weather-normalized gas unit sales have grown at a 5% annual rate since 2012
Gas Sales Growth

(therms, in millions)
*Excludes decoupled gas sales
0
60
120
180
240
300
2012 2013 2014
Weather-Normalized Gas Sales*

Gas Customer Growth

The total number of gas customers served grew 3% in 2014 - triple the New
England peer group average growth
1%
3%
0%
1%
2%
3%
4%
5%
New England Peer Average Unitil
Gas Customer Additions

0
4
8
12
16
20
2012 2013 2014 2015 F 2016 F 2017 F
ME NH MA
Infrastructure Replacement
13
•
Modern gas infrastructure – Approximately 70% of gas mains are contemporary materials -
polyethylene plastic and protected steel
•
Replacing ~14 miles of remaining older leak prone mains annually across all three states to achieve continuous improvement and modernization of our entire natural gas delivery system
Cast Iron / Bare Steel Miles Replaced

Substation Projects

Construction of two major electric distribution
substations in New Hampshire began in 2014
Provides capacity to meet forecasted load growth
in New Hampshire
Enhances reliability and addresses capacity
constraints at existing substations
Kingston Project:
Kingston, NH (Seacoast Region)
Construction began 2014; in service 2016
Total cost of ~$12 million
Broken Ground Project:
Concord, NH (Capital Region)
Construction to begin 2015; in service 2017
Total cost of ~$11 million

Gas rate base growing at an annual rate of 10%
Electric rate base growing at an annual rate of 4%
Utility Rate Base Growth
15
($ in millions) ($ in millions)
Gas Rate Base Electric Rate Base
$257
$286
$313
$200
$208
$215
2012 2013 2014
2012 2013 2014

Sales and customer growth combined with constructive rate case results and cost trackers continue to drive increases in return on equity
Constructive Regulation
16
Return on Equity
Achieved ~$60 million (~50% increase to sales margin) in rate relief since 2010
8.0%
8.2%
9.2%
2012 2013 2014

Usource

• Manages over $500 million in electric
and gas energy contracts in 18
states
• Serves over 1,200 customers
• $5.7 million of revenue in 2014
• $9.1 million forward book of revenue
as of December 31, 2014
• Positioned for sustainable profit
growth
• 16% profit margin in 2014
Connecticut Minnesota
Delaware New Hampshire
Florida New Jersey
Georgia New York
Illinois Ohio
Indiana Oklahoma
Maine Pennsylvania
Maryland Rhode Island
Massachusetts Texas
Gas & Electric
Gas only
Competitive Energy Markets
Customers

Dividend Strength
Recently increased dividend in Q1 2015
Current quarterly dividend of $0.35 (annual dividend of
$1.40 per share)
Current dividend yield of ~4%
Since incorporation in 1984, Unitil has continuously paid
quarterly dividends and has never reduced its dividend
rate

Key Investment Highlights
Regulated local distribution utility
business model
Diversified natural gas and electric sales
Growing operations and customer base
Regulated rate base growth
Strong natural gas system expansion
Constructive rate plans and cost trackers
Dividend strength
Experienced management team